Item 1: Report to Shareholders

Retirement 2045 Fund	May 31, 2006

The views and opinions in this report were current as of May 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. stocks rose modestly in the last six months but produced stronger gains during the one-year period ended May 31, 2006. Returns were trimmed by a stock market decline in May sparked by fears that rising inflation would force the Federal Reserve to lift short-term interest rates higher than investors expected. Investment-grade bond returns were lower for the year as interest rates rose across all maturities and as the Fed gradually raised the fed funds target rate from 3.00% to 5.00% . Despite weakening in May, non-U.S. stocks strongly outpaced their U.S. counterparts in both periods, with emerging markets producing excellent results. The Retirement Funds generated solid returns during the past six and 12 months, benefiting from their broad diversification and our tactical decision to overweight stocks relative to bonds.

MARKET ENVIRONMENT

The economy accelerated at the beginning of 2006, expanding at a robust annualized rate of 5.3% in the first quarter (according to current estimates) versus a sluggish 1.7% in the final quarter of 2005 in the wake of last year’s Gulf Coast hurricanes. Manufacturing activity was sturdy, business and consumer spending patterns appeared to be healthy, and the unemployment rate dipped to 4.6% in May amid strong job growth. The red-hot housing market cooled off without a significant economic impact, and inflation remained generally contained, with few signs that elevated energy costs have passed through to other prices.

Nevertheless, central bank officials believe that stronger-than-expected economic growth and a renewed increase in energy costs have the potential to push inflation higher. The Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate in the last six months from 4.00% to 5.00%, a level the short-term benchmark has not seen in five years. The central bank has now lifted the target rate 16 times since mid-2004.

As shown in the graph on page 1, money market yields rose in tandem with the fed funds rate, increasing by approximately two percentage points over the last 12 months. Intermediate-term rates and long-term rates rose to a lesser extent. As a result, the yield difference across the maturity spectrum narrowed—also known as a flattening of the Treasury yield curve.

Despite rising interest rates and commodity prices, U.S. stocks rose over the last year, supported by solid economic and corporate profit growth and merger activity. Small- and mid-cap shares topped their larger peers. As measured by various Russell indexes, value stocks generally outperformed their growth counterparts across all market capitalizations in both the 6- and 12-month periods, though small-cap growth and value stocks fared about the same over the year. Non-U.S. stocks outpaced U.S. equities in both periods, led by emerging market equities, though Japanese and European stocks also did well. As in the U.S., value stocks tended to outperform growth internationally.

Investment-grade bond returns were narrowly mixed in both the 6- and 12-month periods ended May 31, as falling bond prices in a rising interest rate environment offset income. In both periods, municipal and mortgage- and asset-backed securities produced modest gains, but Treasuries and investment-grade corporate bonds declined, particularly long-term issues. High-yield bonds significantly outperformed investment-grade securities. The Lehman Brothers U.S. Aggregate Index, which measures the performance of domestic investment-grade taxable bonds, was flat over the final six months of our fiscal year and declined modestly for the year.

STRATEGY AND PERFORMANCE

As life expectancies have increased and traditional company pensions have diminished, more of the burden of retirement saving now falls on individuals, who face the specter of retirees outliving their assets. Our Retirement Funds help investors address this new retirement landscape. The funds are designed to provide shareholders a single, diversified portfolio that is managed to a specific retirement date and continues to provide appropriate asset allocation throughout retirement. Each Retirement Fund offers exposure to different asset classes and market capitalizations. The funds include international as well as domestic investments, and both growth and value investment styles. The funds are “funds of funds,” achieving their diversification by investing in other T. Rowe Price mutual funds.

The target-date funds systematically shift their allocations over time, investing in an appropriate proportion of stock and bond funds as the target retirement date draws near. The closer each fund gets to the stated retirement date, the more conservative its asset mix becomes, placing a greater emphasis on income and reducing investors’ overall risk. These shifts are intended to facilitate the accumulation of assets prior to retirement, as well as help investors manage their assets after retiring.

What makes our funds different is that we think investors need a greater allocation to stocks than has generally been recommended—both before and during retirement—to achieve their long-term retirement goals. Where many similar strategies reach a stable, typically very conservative allocation to stocks shortly after they reach their target date, our funds have approximately 55% in stocks at their target dates, and that allocation gradually diminishes over the next three decades. About 30 years after its designated retirement year, each fund will reach and maintain an allocation of about 20% in stocks. The Retirement 2005 Fund, for example, reached its target date during the first half of our fiscal year and continued its gradual equity reduction. At the other end of the spectrum, the Retirement 2035, 2040, and 2045 Funds are at their highest equity allocation of approximately 90%. For all target-date funds, the remaining assets are invested in fixed-income securities, including short-term securities. For those who prefer a more traditional asset allocation strategy, the Retirement Income Fund maintains an asset allocation of about 60% bonds and 40% stocks.

The funds’ managers may make some limited “tactical” variations to each fund’s target allocation. The T. Rowe Price Asset Allocation Committee considers adjustments to the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals.

We believe the funds offer a convenient approach to retirement investing because investors do not have to determine a suitable asset allocation strategy, select the funds to implement the strategy, worry about managing the asset allocation strategy over time, or make tactical adjustments in response to changing market conditions. Since the underlying funds invest domestically and internationally in a wide range of equity and bond market sectors, investors gain the benefits of diversification as well as the expertise of individual fund managers who invest in these areas on a daily basis. (Of course, diversification cannot protect against loss in a declining market or assure a profit.) Fund expenses are limited to the expenses of the underlying funds, so there is no additional management fee charged for the asset allocation services provided to the fund.

STRATEGY REVIEW

The Retirement Funds began the fiscal year with a 3.5% tactical overweight to stocks, but the Asset Allocation Committee reduced that overweight to 3% in early November. In May 2006, the committee further reduced the overweight to 2.75% .. We believe equities should perform better than bonds over the next couple of years, and corporate profit growth is still at solid levels. Our marginally lower tactical allocation is based on our belief that profit growth is likely to continue decelerating due to higher interest rates and higher energy prices. Our international equity allocation was neutral relative to the broad non-U.S. benchmark. International market valuations appear reasonable, as productivity increases are helping to maintain earnings growth despite modest revenue growth.

We continued to underweight fixed-income funds. We have been cautious on investment-grade bonds because of the challenging interest rate environment, and we reduced our exposure to high-yield debt because of rich valuations within that sector. In general, high-yield fundamentals remain favorable with good corporate profits and historically low corporate default rates. Within the short-term fixed-income sector, we had roughly 85% of assets in the Summit Cash Reserves Fund and 15% in the Short-Term Bond Fund, as the Fed’s measured pace of rate hikes made money markets more attractive than short-term bonds. With the Fed closer to the end than the beginning of its rate hike cycle, we began to increase our short-term bond allocation in May 2006. The higher money fund allocation positioned us to quickly take advantage of the Fed’s short-term rate hikes. A greater allocation to short-term bonds now allows us to extend this yield advantage for a longer time.

PERFORMANCE REVIEW

We believe the Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, as shown in the Performance Comparison tables. For comparison purposes, we also show the recently developed Dow Jones target-date benchmarks. However, these indexes are not an exact fit, because their allocation shifts do not match ours and because their construction tends to overweight certain sectors beyond their true weight relative to the overall market. They also have less exposure to stocks than our funds as retirement nears and during the retirement years.

In contrast, our combined index benchmarks are constructed to reflect our actual strategy. The domestic equity allocation (composed of the Growth Stock, Value, Equity Index 500, Mid-Cap Growth, Mid-Cap Value, New Horizons, Small-Cap Stock, and Small-Cap Value Funds) is benchmarked to the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. equity market. The corresponding index for our non-U.S. stock allocation (International Stock and International Growth & Income Funds) is the MSCI EAFE Index. Fixed-income (New Income and High Yield Funds) is measured against the Lehman Brothers U.S. Aggregate Index, and short-term fixed-income (Short-Term Bond and Summit Cash Reserves Funds) by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical allocations between equities and fixed income are not incorporated into the combined index benchmarks.

In general, the Retirement Funds benefited from their overweight in stocks relative to fixed income as both domestic and non-U.S. equities outperformed investment-grade bonds for both the 6- and 12-month periods ended May 31, 2006. During both periods, the high-yield sector outperformed the investment-grade sector, which also helped performance.

Within the domestic equity portion of the portfolios, all our underlying funds posted gains for both the six months and year and generally outperformed the Dow Jones Wilshire 5000. (For performance variations, please see the individual fund commentaries.) The Small-Cap Stock, Mid-Cap Growth, and Mid-Cap Value Funds provided the strongest absolute returns for the 12-month period, while Mid-Cap Value, Value, and Small-Cap Stock recorded the best absolute returns for the six-month period. Relative to their benchmarks, Growth Stock and Mid-Cap Growth had the strongest returns for the year; for the six-month period, the Growth Stock Fund registered the best relative results. On the downside, Mid-Cap Value lagged its benchmark for both periods, and Small-Cap Stock trailed its benchmark for the most recent six months.

Among international stocks, our holdings generated strong absolute returns for both periods. On a relative basis, returns were mixed as the value-oriented International Growth & Income Fund outperformed the MSCI EAFE Index for both periods, while the International Stock Fund lagged the benchmark. Overall, international stocks detracted from relative performance of our funds.

Returns were mixed for our fixed-income holdings. The New Income Fund’s returns were modestly negative. The fund performed in line with the Lehman Brothers U.S. Aggregate Index for the fiscal year and lagged the benchmark for the six-month period. The High Yield Fund posted gains and outperformed the Lehman index during both periods, which helped portfolio performance. Despite our decision to overweight Summit Cash Reserves, our overall short-term fixed-income allocation hampered results as the Short-Term Bond Fund lagged the Citigroup 90-Day U.S. Treasury Bill Index.

RETIREMENT INCOME FUND

The Retirement Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on both capital growth and income. The neutral allocation for the fund is 60% bonds and 40% stocks. The fund implements its strategy by investing in a set of underlying T. Rowe Price mutual funds.

The Retirement Income Fund returned 2.88% over the six months ended May 31, 2006, outperforming its combined index portfolio but lagging its Dow Jones benchmark, as shown in the table. The fund returned 7.03% for the fiscal year, outperforming both its combined index benchmark and the Dow Jones index. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund’s results relative to its combined index benchmark were primarily due to the good performance of our fixed-income allocations during both the 6- and 12-month periods, especially our high-yield holding. Our overall short-term fixed-income allocation hampered relative results as money market securities benefited from rising rates while short-term bonds were weak. Although overweighting domestic stocks versus bonds was a plus, our U.S. equity allocation narrowly underperformed its benchmark during both periods. The international equity allocation aided absolute returns but trailed its benchmark during both periods because of weakness in our non-U.S. growth holding. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 19. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 57.25% for cash and bond funds, up from 57.0% at the end of November, and 42.75% for stock funds, down from 43.0% six months ago.

RETIREMENT 2005 FUND

The Retirement 2005 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2005.

The Retirement 2005 Fund reached its target date during the first half of our fiscal year. At that time, its neutral allocation to stocks stood at 55%, higher than most of our peer funds. Our analysis shows that this heavier exposure to stocks should improve retirees’ chances of keeping ahead of inflation during today’s longer retirements. The fund’s stock allocation will gradually decline over the next 30 years until it reaches approximately 20% in 2035.

The fund returned 3.21% over the six months ended May 31, 2006, and 8.51% for the 12 months, as shown in the table on page 7. The fund outperformed its combined index portfolio for both periods. Results were mixed against the Dow Jones Target 2005 Index.

Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns, but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The fund’s fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Our short-term fixed-income allocation hampered relative results as money market securities benefited from rising rates while short-term bonds were weak. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 19. Actual allocations reflect the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 43.25% for cash and bond funds, up from 42.0% at the end of November, and 56.75% for stock funds, down from 58.0% six months ago.

RETIREMENT 2010 FUND

The Retirement 2010 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2010.

The Retirement 2010 Fund gained 3.92% during the past six months and 9.95% for the 12 months, as shown in the table. The fund outperformed its combined index portfolio over both periods. It outpaced the Dow Jones Target 2010 Index for the year but trailed the benchmark for the most recent six months. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The fund’s fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Our short-term fixed-income allocation hampered relative results as money market securities benefited from rising rates while short-term bonds were weak. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 34.75% for cash and bond funds, up from 33.5% at the end of May, and 65.25% for stock funds, down from 66.5% six months ago.

RETIREMENT 2015 FUND

The Retirement 2015 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2015.

The Retirement 2015 Fund returned 4.20% and 10.85% over the six and 12 months ended May 31, respectively, as shown in the table. The fund outperformed its combined index portfolio for both periods, while returns versus the Dow Jones index were mixed. Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The fund’s fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Our short-term fixed-income allocation hampered relative results as money market securities benefited from rising rates while short-term bonds were weak. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 28.75% for cash and bond funds, up from 27.5% at the end of November, and 71.25% for stock funds, down from 72.5% six months ago.

RETIREMENT 2020 FUND

The Retirement 2020 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2020.

The Retirement 2020 Fund returned 4.56% and 11.87% during the 6- and 12-month periods ended May 31, 2006, respectively. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. The fund outperformed its combined index portfolio over both periods, but results were mixed versus the Dow Jones Target index.

Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The fund’s fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Our short-term fixed-income allocation hampered relative results as money market securities benefited from rising rates while short-term bonds were weak. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 22.25% for cash and bond funds, up from 22.0% at the end of November, and 77.75% for stock funds, down from 78.0% six months ago.

RETIREMENT 2025 FUND

The Retirement 2025 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2025.

The Retirement 2025 Fund returned 4.90% over the six months ended May 31, 2006, and 12.81% for the year, as shown in the table. The fund outperformed its combined index portfolio for both periods, but results were mixed versus the Dow Jones index. Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The fund’s fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 16.75% for bond funds, up from 15.0% at the end of November, and 83.25% for stock funds, down from 85.0% six months ago.

RETIREMENT 2030 FUND

The Retirement 2030 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2030.

The Retirement 2030 Fund returned 5.43% over the six months ended May 31, 2006, and 14.05% for the 12-month period, as shown in the table. The fund outperformed its combined index portfolio but trailed its Dow Jones index for both time periods. Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The fund’s fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 8.25% for bond funds, up from 7.5% at the end of November, and 91.75% for stock funds, down from 92.5% six months ago.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND

The investment objective of the Retirement 2035, 2040, and 2045 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds will reach their most conservative strategic allocation to stocks (approximately 20%) about 30 years after their target dates.

The Retirement 2035, 2040, and 2045 Funds will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio. Each has a different Dow Jones Target benchmark. The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may also be slightly different.

The funds outperformed their combined index portfolio benchmark for both the 6- and 12-month periods but lagged their Dow Jones indexes, as shown in the table. Returns for the 2040 fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. Our domestic stock allocation helped results over both the six and 12 months, as the fund benefited from our tactical overweighting versus bonds. Overall, the equity allocation also outperformed its benchmark. The international stock allocation was a strong contributor to absolute returns, but trailed its benchmark during both periods because of weakness in our non-U.S. growth fund. The funds’ fixed-income allocation aided results during both the 6- and 12-month periods, primarily due to strength in our high-yield fund. Please see the Performance Review on page 5 for a closer look at the funds’ performance.

As of May 31, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on pages 22-23. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in May. At the end of the period, the target allocations were 7.25% for bond funds, up from 7.0% at the end of November, and 92.75% for stock funds, down from 93.0% six months ago.

OUTLOOK

The Retirement Funds’ results over the past year have been gratifying and reflect the solid performance of global markets. As we write this report, however, stock markets around the world are experiencing losses. By the time you read this letter, they may well have stabilized or begun to climb once again. More likely, the various markets and asset classes will be moving in different directions. This kind of volatility is normal in investing and points to what we believe is the strength of our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus. Whatever the near term holds, we believe that shareholders will be well served over the long term by the Retirement Funds’ combination of individual fund selection and asset allocation management in a single portfolio that matches the investor’s personal time horizon. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

June 20, 2006

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher the fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined Index Portfolios: Blended index portfolios used as benchmarks for each fund. The Combined Index Portfolios are composed of the following underlying indexes:

Retirement Income Fund—An unmanaged portfolio composed of 34.0% Dow Jones Wilshire 5000 Composite Index, 30.0% Lehman Brothers U.S. Aggregate Index, 30.0% Citigroup 90-Day U.S. Treasury Bill Index, 6.0% MSCI EAFE Index.

Retirement 2005 Fund—An unmanaged portfolio composed of 46.5% Dow Jones Wilshire 5000 Composite Index, 35.5% Lehman Brothers U.S. Aggregate Index, 10.5% Citigroup 90-Day U.S. Treasury Bill Index, 7.5% MSCI EAFE Index.

Retirement 2010 Fund—An unmanaged portfolio composed of 53.5% Dow Jones Wilshire 5000 Composite Index, 29.0% Lehman Brothers U.S. Aggregate Index, 8.5% Citigroup 90-Day U.S. Treasury Bill Index, 9.0% MSCI EAFE Index.

Retirement 2015 Fund—An unmanaged portfolio composed of 58.5% Dow Jones Wilshire 5000 Composite Index, 27.0% Lehman Brothers U.S. Aggregate Index, 4.5% Citigroup 90-Day U.S. Treasury Bill Index, 10.0% MSCI EAFE Index.

Retirement 2020 Fund—An unmanaged portfolio composed of 63.5% Dow Jones Wilshire 5000 Composite Index, 23.5% Lehman Brothers U.S. Aggregate Index, 1.5% Citigroup 90-Day U.S. Treasury Bill Index, 11.5% MSCI EAFE Index.

Retirement 2025 Fund—An unmanaged portfolio composed of 67.5% Dow Jones Wilshire 5000 Composite Index, 19.5% Lehman Brothers U.S. Aggregate Index, 13.0% MSCI EAFE Index.

Retirement 2030 Fund—An unmanaged portfolio composed of 74.0% Dow Jones Wilshire 5000 Composite Index, 11.0% Lehman Brothers U.S. Aggregate Index, 15.0% MSCI EAFE Index.

Retirement 2035, 2040, and 2045 Funds—An unmanaged portfolio composed of 75.0% Dow Jones Wilshire 5000 Composite Index, 10.0% Lehman Brothers U.S. Aggregate Index, 15.0% MSCI EAFE Index.

Credit Suisse High Yield Index: An index designed to track the high-yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio Indexes: Indexes composed of different allocations of stocks, bonds, and cash. Each month, beginning 35 years prior to an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds/cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index with a portfolio composed of 20% stocks.

Dow Jones Wilshire 5000 Total Market Index: An index that tracks the performance of all U.S. common equity securities.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers 1-3 Year Government/Credit Index: An index that tracks short-term debt instruments.

MSCI EAFE Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: An index that tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Quarter-End Returns

Periods Ended 3/31/06	1 Year	Since Inception	Inception Date
Retirement Income Fund	8.66%	10.30%	9/30/02
Retirement Income Fund–Advisor Class	8.41	10.12	10/31/03
Retirement Income Fund–R Class	8.27	10.02	10/31/03
Retirement 2005 Fund	10.73	7.83	2/27/04
Retirement 2010 Fund	12.24	14.63	9/30/02
Retirement 2010 Fund–Advisor Class	11.97	14.43	10/31/03
Retirement 2010 Fund–R Class	11.69	14.28	10/31/03
Retirement 2015 Fund	13.36	9.59	2/27/04
Retirement 2020 Fund	14.40	17.05	9/30/02
Retirement 2020 Fund–Advisor Class	14.15	16.86	10/31/03
Retirement 2020 Fund–R Class	13.82	16.68	10/31/03
Retirement 2025 Fund	15.39	11.02	2/27/04
Retirement 2030 Fund	16.78	18.87	9/30/02
Retirement 2030 Fund–Advisor Class	16.47	18.67	10/31/03
Retirement 2030 Fund–R Class	16.14	18.50	10/31/03
Retirement 2035 Fund	16.75	11.69	2/27/04
Retirement 2040 Fund	16.75	18.97	9/30/02
Retirement 2040 Fund–Advisor Class	16.45	18.77	10/31/03
Retirement 2040 Fund–R Class	16.18	18.62	10/31/03
Retirement 2045 Fund	–	15.76	5/31/05

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

†Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/06
T. Rowe Price Growth Stock Fund	$ 28,020	$ 248	$ 3	$ 27,626
T. Rowe Price Value Fund	23,647	930	37	23,442
T. Rowe Price Equity Index 500 Fund	12,199	92	45	12,170
T. Rowe Price International Stock Fund	8,245	62	16	8,378
T. Rowe Price International Growth & Income Fund	7,367	326	17	7,602
T. Rowe Price Mid-Cap Growth Fund	5,596	39	-	5,543
T. Rowe Price Small-Cap Stock Fund	10,663	6,068	-	4,726
T. Rowe Price Mid-Cap Value Fund	4,454	373	5	4,180
T. Rowe Price High Yield Fund	3,755	98	91	3,645
T. Rowe Price New Income Fund	3,701	24	55	3,596
T. Rowe Price Small-Cap Value Fund	2,382	1,122	-	1,234
T. Rowe Price New Horizons Fund	2,382	1,119	-	1,219
Totals			$ 269	$ 103,361

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2045 Fund (the fund) is a nondiversified, open-end management investment company and is one of ten portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2006, aggregated $112,414,000 and $10,590,000, respectively.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2006, were characterized as follows for tax purposes:

At May 31, 2006, the tax-basis components of net assets were as follows:

At May 31, 2006, the cost of investments for federal income tax purposes was $102,239,000.

NOTE 4 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund are reimbursed by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the fund operates at a zero expense ratio. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2006, the fund held less than 25% of the outstanding shares of any underlying Price fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and Shareholders of T. Rowe Price Retirement 2045 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2045 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2006, the results of its operations, the changes in net assets, and the financial highlights for the period ended May 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2006, by agreement to the underlying ownership records for T. Rowe Price Growth Stock Fund, T. Rowe Price High Yield Fund, T. Rowe Price Equity Index 500 Fund, T. Rowe Price Mid-Cap Growth Fund, T. Rowe Price New Horizons Fund, T. Rowe Price International Stock Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price New Income Fund, T. Rowe Price Small-Cap Stock Fund, T. Rowe Price Value Fund, T. Rowe Price Small-Cap Value Fund and T. Rowe Price Mid-Cap Value Fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $73,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $144,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $111,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s since-inception return and compared this return to previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and the fund does not bear any expenses. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Nor did the Board review fees and expenses of other funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years
Year Elected*	and Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial, Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04
2002	to present); Director, Mercantile Bankshares (4/03 to present);
Member, Advisory Board, Deutsche Bank North America (2004
to present); Director, Chairman of the Board, and Chief Executive
Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2002	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp. and Golden Star Resources Ltd.
2002	(5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
Georgia Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors,
2002	L.P.; Director, AMLI Residential Properties Trust

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[113]	T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Savings Bank; Director, T. Rowe Price Global
Asset Management Limited and T. Rowe Price Global Investment
Services Limited; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman
of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price
(1955)	and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
2006	Company; Vice President, Retirement Funds
[60]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Retirement Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Retirement Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Retirement Funds	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price;
Vice President, Retirement Funds	Vice President, T. Rowe Price Group, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Retirement Funds

David J.L. Warren (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.; Chief Executive Officer, Director,
and President, T. Rowe Price International, Inc.;
Director, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006*	2005
Audit Fees	$3,990	n/a
Audit-Related Fees	354	n/a
Tax Fees	661	n/a
All Other Fees	150	n/a

* - initial fiscal year of operations

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $883,000 and $785,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 18, 2006